UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2019

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)	Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

(781)-457-9000

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 8, 2019, we entered into a separation agreement (the “Separation Agreement”) with Edward S. Ahn, Ph.D., in connection with the previously-announced departure of Dr. Ahn from his position as our Chief Technology and Strategy Officer. Pursuant to the Separation Agreement, among other items, Dr. Ahn will receive severance pay equal to his final base salary, annualized $364,814, for twelve months following his departure on our regular payroll schedule, subject to applicable tax withholdings. In addition, Dr. Ahn will receive health benefits continuation for twelve months, subject to COBRA. The Separation Agreement is consistent with the terms of the Executive Retention Agreement previously executed between Dr. Ahn and us. Dr. Ahn continues to be bound by the terms and conditions of the non-disclosure and non-competition agreement executed in connection with his employment by us. Additionally, in consideration of the separation pay and benefits provided by the Separation Agreement, Dr. Ahn has provided Anika and its affiliates with a general release of claims.

In addition, effective July 5, 2019, we entered into a consulting agreement (the “Consulting Agreement”) with Dr. Ahn pursuant to which he will furnish us with reasonable consulting services as requested by us and will be compensated by us at a rate of $250 per hour.

The foregoing description of the terms of the Separation Agreement and Consulting Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Separation Agreement and Consulting Agreement, which are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement, effective July 8, 2019, by and between Anika Therapeutics, Inc. and Edward S. Ahn, Ph.D.
10.2	Consulting Agreement, effective July 5, 2019, by and between Anika Therapeutics, Inc. and Edward S. Ahn, Ph.D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: July 10, 2019	By:	/s/ Sylvia Cheung
Chief Financial Officer